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DGHM InvestmentTrust
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DGHM INVESTMENT TRUST

DGHM All-Cap Value Fund
DGHM V2000 SmallCap Value Fund
565 Fifth Avenue, Suite 2101
New York, New York 10017
1.800.653.2839

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
To Be Held October 16, 2013

Dear Shareholders:

The Board of Trustees of DGHM Investment Trust (the “Trust”) is holding a joint special meeting (“Special Meeting”) of shareholders of the DGHM All-Cap Value Fund and the DGHM V2000 SmallCap Value Fund (the “Funds”), each a series of the Trust, on Wednesday, October 16, 2013 at 10:00 a.m., Eastern Time. The meeting will be held at the offices of the Trust’s Administrator, Commonwealth Shareholder Services, Inc. located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

The Special Meeting is being held to obtain shareholder approval:

1.	To reorganize the Funds from series of the Trust to series (“New Funds”) of World Funds Trust (the “Reorganizations”). The Reorganizations are not expected to result in any change in the way the Funds are managed or their objective, policies and strategies. Each of the New Fund’s total annual operating expense ratios (before fee waivers and expense reductions) are not expected to increase as a result of the Reorganizations and, it is expected that the New Funds may experience a slight reduction in these total annual operating expense ratios as a result of the Reorganization. Dalton, Greiner, Hartman, Maher & Co., LLC (the “Adviser”) will continue as the investment adviser for the New Funds and the persons responsible for the day-to-day management of each Fund will not change. The Reorganizations are expected to be tax-free reorganizations for federal income tax purposes and therefore no gain or loss should be recognized by the Funds or their shareholders as a result of the Reorganizations.

The Trust has fixed the close of business on August 1, 2013 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting.

Shareholders of each Fund will vote separately on the proposal with respect to their holdings in their Fund. Shareholder approval of the proposal with respect to one Fund is not contingent upon, and will not affect, shareholder approval of the proposal with respect to the other Fund. Each share of a Fund is entitled to one vote and a proportionate fractional vote for each fractional share held. You are cordially invited to attend the Special Meeting. If you are unable to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope or by facsimile. It is very important that you return your signed proxy card promptly so that a quorum may be ensured and the costs of further solicitations avoided. As always, we thank you for your confidence and support.

      The Trust’s Board of Trustees has carefully reviewed the proposal and recommends that you vote “FOR” the proposal.

By Order of the Trust,

Karen M. Shupe
Secretary of the Trust
[August 19, 2013]

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON October 16, 2013: This Notice, Proxy Statement and the Fund’s most recent Annual Report to shareholders are available on the internet at www.xxxxxxxxxxxxxxxxx.com.

DGHM INVESTMENT TRUST

DGHM All-Cap Value Fund
DGHM V2000 SmallCap Value Fund
565 Fifth Avenue, Suite 2101
New York, New York 10017
1.800.653.2839

QUESTIONS & ANSWERS
YOUR VOTE IS VERY IMPORTANT!
Dated: __________

Question:	What is this document and why did you send it to me?

Answer:	The attached document is a proxy statement for the DGHM All-Cap Value Fund and DGHM V2000 SmallCap Value Fund (the “Existing Funds”), each a series of DGHM Investment Trust (“DGHM”). The purpose of this Proxy Statement (the “Proxy Statement”) is to solicit votes from shareholders of the Existing Funds to approve the proposed reorganizations of the Existing Funds into the DGHM All-Cap Value Fund and the DGHM V2000 SmallCap Value Fund, respectively, (the “New Funds”), each a newly created series of World Funds Trust (“WFT”) (the “Reorganizations”) as described in the Agreement and Plan of Reorganization between DGHM and WFT (the “Plan”). The Proxy Statement contains information that shareholders of the Existing Funds should know before voting on the Reorganizations. The Proxy Statement should be reviewed and retained for future reference.

Question:	What is the purpose of the Reorganizations?

Answer:	The primary purpose of the Reorganizations is to move the Existing Funds from DGHM to WFT. As separate series of DGHM, the Existing Funds retain various service providers who provide an array of services to DGHM. These services include custody, administration, accounting, transfer agency and distribution (“Third Party Service Arrangements”). Dalton, Greiner, Hartman, Maher & Co., LLC (the “Adviser”), the investment adviser to the Existing Funds, has determined that the Existing Funds could recognize benefits associated with economies of scale that may be realized as part of a larger overall fund complex.

Currently, Third Party Service Arrangements are provided to DGHM by U.S. Bank (custody), Commonwealth Shareholder Services, Inc. (administration), Commonwealth Fund Services, Inc. (fund accounting and transfer agency), and First Dominion Capital Corp. (distribution). Third Party Service Arrangements are provided to WFT by the same service providers: U.S. Bank (custody), Commonwealth Shareholder Services, Inc. (administration), Commonwealth Fund Accounting, Inc. (fund accounting), Commonwealth Fund Services, Inc. (transfer agency), and First Dominion Capital Corp. (“First Dominion”) (distribution). The New Fund will be overseen by, with the exception of one Independent Trustee, a different Board of Trustees.

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The Adviser recommends that the Existing Funds be reorganized as separate series of WFT.

Question:	How will the Reorganization work?

Answer:	In order to reconstitute the Existing Funds as series of WFT, substantially similar funds, referred to as the “New Funds,” have been created as new series of WFT. If shareholders of the Existing Funds approve the Plan, the Existing Funds will transfer all of their assets to the corresponding New Fund in return for all of the then outstanding shares of the New Fund and the New Fund’s assumption of the Existing Fund’s liabilities. The Existing Funds will then distribute the shares they receive from the New Funds to shareholders of the corresponding Existing Funds. The New Funds offer the same share classes as the Existing Funds. As such, shareholders of Existing Funds Investor Class Shares, Institutional Class Shares and Class C Shares will receive Investor Class Shares, Institutional Class Shares and Class C Shares, respectively, of the New Funds.

Existing Fund shareholders will become New Fund shareholders. Immediately after the Reorganizations, each shareholder will hold the same number of shares of a New Fund, with the same net asset value per share and total value, as the shares of the Existing Fund that he or she held immediately prior to the Reorganizations. Immediately thereafter, the Existing Funds will be liquidated.

Please refer to the Proxy Statement for a detailed explanation of the proposal. If the Plan is approved by shareholders of the Existing Funds at the Joint Special Meeting of Shareholders (the “Special Meeting”), the Reorganizations presently are expected to be effective on or about October 21, 2013.

Shareholders of each Existing Fund will vote separately on the proposal. Shareholder approval of the proposal with regard to one Fund is not contingent upon, and will not affect, shareholder approval of the proposal with respect to the other Fund.

Question:	How will the Reorganization affect me as a shareholder?

Answer:	If you are a shareholder of an Existing Fund, you will become a shareholder of the corresponding New Fund. The shares of the New Fund that you receive will have a total net asset value equal to the total net asset value of the shares you hold in the Existing Fund as of the closing date of the Reorganizations. The Reorganizations will not affect the value of your investment at the time of the Reorganizations. The Reorganizations are expected to be tax-free to the Existing Funds and their shareholders.

The Reorganizations will not shift portfolio management oversight responsibility. By engaging the Adviser to manage the New Funds, the current investment adviser to the Existing Funds will continue to use the same portfolio management team that has been responsible for the Existing Funds since their inception. The investment objective and strategies of the New Funds will be identical to those of the Existing Funds.

The Reorganizations will not affect any Third Party Service Arrangements.

The Reorganizations will move the assets of the Existing Funds from DGHM, which is a Delaware statutory trust, to the New Funds, each a series of WFT, which is also organized as a Delaware statutory trust. Therefore, as a result of the Reorganizations, the New Funds will operate under the supervision of a different Board of Trustees.

A list of the Third Party Arrangements of the Funds are outlined below:

Service Providers	Existing Funds, each a series of DGHM Investment Trust	New Funds, each a series of World Funds Trust
Investment Adviser	Dalton, Greiner, Hartman, Maher & Co., LLC	No Change – Dalton, Greiner, Hartman, Maher & Co., LLC
Distributor & Principal Underwriter	First Dominion Capital Corp.	No Change – First Dominion Capital Corp.
Custodian	U.S. Bank N.A.	No Change – U.S. Bank, N.A.
Transfer Agent	Commonwealth Fund Services, Inc.	No Change – Commonwealth Fund Services, Inc.
Fund Administrator	Commonwealth Shareholder Services, Inc.	No Change – Commonwealth Shareholder Services, Inc.
Fund Accountant	Commonwealth Fund Accounting, Inc.	No Change – Commonwealth Fund Accounting, Inc.

Question:	Who will manage the New Funds?

Answer:	The Adviser will continue to be responsible for overseeing the management of the New Funds, and the portfolio managers who are primarily responsible for the day-to-day portfolio management of the Existing Funds will continue to manage the New Funds.

Question:	How will the Reorganizations affect the fees and expenses I pay as a shareholder of the Existing Funds?

Answer:	The Reorganizations will not result in any increase in the advisory fees payable by the New Funds over the advisory fees currently incurred by the Existing Funds. The Reorganizations will not result in any increase in the expense ratios for the New Funds’ shares, and it is anticipated that the total operating expense ratios (before fee waivers and expense reductions) of the New Funds will be slightly lower than those of the Existing Funds as a result of the Reorganizations.

The Expense Cap operates as follows: the Adviser has agreed to waive or reduce its fees and to assume other expenses of the DGHM All-Cap Value Fund and the DGHM V2000 SmallCap Fund, if necessary, in amounts that limit “total annual fund operating expenses” (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Funds’ business, dividend expense on short sales, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, if applicable, and expenses incurred under a shareholder servicing or administrative servicing plan, if applicable), to not more than 1.50% and 0.98%, respectively of the average daily net assets of the DGHM All-Cap Value Fund and the DGHM V2000 SmallCap Value Fund through June 30, 2015. The Expense Cap for the New Funds is identical to the Expense Cap currently in place for the Existing Funds.

Question:	What are the tax consequences of the Reorganizations?

Answer:	We expect that neither the Existing Funds nor their shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganizations, and DGHM and WFT expect to receive a tax opinion confirming this position. Shareholders should consult their tax advisor about possible foreign, state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganizations only.

Question:	Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganizations?

Answer:	No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganizations.

Question:	Why do I need to vote?

Answer:	Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the number of shares you own.

Question:	How does the DGHM Trust’s Board of Trustees (the “Board”) recommend that I vote?

Answer:	After careful consideration and upon recommendation of the Adviser, the Board unanimously recommends that shareholders vote “FOR” the Reorganizations.

Question:	Who is paying for expenses related to the Special Meeting and the Reorganizations?

Answer:	The Funds will pay 70% of the costs and expenses associated with the Reorganizations – this portion will be allocated among the Funds in proportions as determined by the Boards of Trustees of DGHM and WFT. The remaining 30% of the costs and expenses will be paid by Commonwealth Shareholder Services, Inc., the administrator to each of DGHM and WFT.

Question:	What will happen if the Plan is not approved by shareholders?

Answer:	The consummation of a Reorganization of the Existing Funds is contingent on the consummation of the Reorganization Plan. Thus, if shareholders of the Existing Funds do not approve the Plan, the Existing Funds will not be reorganized into its corresponding New Fund and will remain as a series within DGHM. However, shareholder approval with respect to one

Existing Fund is not contingent upon, and will not affect, shareholder approval of the proposal with respect to the other Existing Fund.

Question:	How do I vote my shares?

Answer:	You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card.

Question:	Who do I call if I have questions?

Answer:	If you have any questions about the proposal or the proxy card, please do not hesitate to call 1.800.653.2839.

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DGHM INVESTMENT TRUST
DGHM All-Cap Value Fund
DGHM V2000 SmallCap Value Fund

565 Fifth Avenue, Suite 2101
New York, New York 10017
1.800.653.2839

____________

PROXY STATEMENT
____________

JOING SPECIAL MEETING OF SHAREHOLDERS
To Be Held October 16, 2013
____________

Introduction

DGHM Investment Trust (the “Trust”) has called a joint special meeting (the “Special Meeting”) of the shareholders of the DGHM All-Cap Value Fund and the DGHM V2000 SmallCap Value Fund (the “Funds”), each a separate series of the Trust, in order to seek shareholder approval of a proposal to reorganize the Funds from series of the Trust to separate series of World Funds Trust (the “Reorganizations”). The Reorganizations are not expected to result in any changes in the way the Funds are managed or in their respective investment objectives, policies and strategies. The Funds’ fees and expenses are not expected to increase as a result of the Reorganizations. Dalton, Greiner, Hartman, Maher & Co., LLC (the “Adviser”) will continue as investment adviser for the New Funds and the persons responsible for the day-today management of the Funds will not change. The Reorganizations are expected to be tax-free reorganizations for federal income tax purposes and therefore no gain or loss should be recognized by the Funds or their shareholders as a result of the Reorganizations. The Special Meeting will be held at the offices of the Trust’s Administrator, Commonwealth Shareholder Services, Inc. located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 at 10:00a.m. Eastern Time, on Wednesday, October 16, 2013. This Proxy Statement and form of proxy are being mailed to shareholders of record on or about August 19, 2013.

Items for Consideration

The Special Meeting has been called by the Board of Trustees of the Trust for the following specific purposes:

1.	To approve of an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of each of the DGHM All-Cap Value Fund and DGHM V2000 SmallCap Value Fund, each a series of the Trust, to newly created funds also called the DGHM All-Cap Value Fund and DGHM V2000 SmallCap Value Fund (the “New Funds”), which are each a series of World Funds Trust, in exchange for shares of the New Funds; and (b) the distribution of the shares of the New Funds pro rata by the DGHM All-Cap Value Fund and the DGHM V2000 SmallCap Value Fund to their respective shareholders, in complete liquidation of those Funds (the “Reorganizations”).

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

     Only shareholders of record at the close of business on August 1, 2013 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

     At your request, the Trust will send you a free copy of the most recent audited annual report for the Funds, and the most recent subsequent semi-annual report. At your request, the Trust will send you a free copy of the Funds’ current prospectus and statement of additional information. Please call the Funds at 1.800.653.2839 or write to 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 to request an annual and/or semi-annual report, a prospectus, a statement of additional information or with any questions you may have relating to the Proxy Statement.

PROPOSAL I

DGHM All-Cap Value Fund
DGHM V2000 SmallCap Value Fund

To approve of an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the DGHM All-Cap Value Fund and the DGHM V2000 SmallCap Value Fund (the “Existing Funds”), each a separate series of the Trust, to newly created corresponding funds also called the DGHM All-Cap Value Fund and the DGHM V2000 SmallCap Value Fund (the “New Funds”), which are each separate series of World Funds Trust, in exchange for shares of the New Funds; and (b) the distribution of the shares of the New Funds pro rata by the Existing Funds to their shareholders, in complete liquidation of the Existing Funds (the “Reorganizations”).

SUMMARY OF PROPOSAL

     Below is a brief summary of the Proposal and how it will affect the Existing Funds. We urge you to read the full text of the Proxy Statement.

     You are being asked to consider a reorganization of the Existing Funds. The Existing Funds are currently part of DGHM Investment Trust (the “Trust”). The Existing Funds offer three classes of shares – Investor Class, Institutional Class and Class C. If approved by shareholders, the Existing Funds will be reorganized into newly created series (the “New Funds”) of the World Funds Trust (the “New Trust”). The Reorganizations will not change the name, investment objective, investment strategies or investment policies of the Existing Funds. The Existing Funds’ investment adviser and portfolio managers will remain the same. The service providers to the New Funds will remain the same. The service providers are as follows: U.S. Bank, N.A. will continue to serve as custodian; Commonwealth Shareholder Services, Inc. (“CSS”) will continue to serve as administrator; Commonwealth Fund Services, Inc. (“CFSI”) will continue to serve as transfer agent; Commonwealth Fund Accounting, Inc. will continue to serve as fund accountant; and First Dominion Capital Corp. (“FDCC”) will continue to serve as distributor. Each shareholder will own the same number of shares of the New Funds immediately after the Reorganizations as the number of Existing Fund shares owned by the shareholder immediately prior to the Reorganizations. The New Funds will offer comparable shareholder services as the Existing Funds. The total operating expense ratios (before fee waivers and expense reductions) of the New Funds are expected to be slightly lower than those of the Existing Funds as a result of the Reorganizations. The New Funds will have different trustees, with the exception of one Independent Trustee, than the Existing Funds and they will be responsible for overseeing the operations of the New Funds.

     Pursuant to an Agreement and Plan of Reorganization, the Reorganizations will be accomplished as follows: (a) the Existing Funds will transfer all of their assets to the corresponding New Funds, in exchange for shares of the New Funds and the New Funds will assume all of the liabilities of the corresponding Existing Funds, and (b) the Existing Funds will distribute the New Funds’ shares to their respective shareholders. Following the Reorganizations, the Existing Funds will be dissolved. A form of the Agreement and Plan of Reorganization is attached as Exhibit A (the “Reorganization Plan”).

     The Board of Trustees of the Trust, including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940 (“Independent Trustees”), considered the Reorganization Plan in the form attached to this Proxy Statement, and unanimously determined that the Reorganizations are in the best interest of each of the Existing Funds and their shareholders and that the interests of those shareholders will not be diluted as a result of the Reorganizations.

If the Reorganization Plan is not approved by shareholders, then the Trustees of the Existing Funds will consider other appropriate action. Note that the approval of the Reorganization Plan with regard to one Existing Fund is not contingent upon the approval of the Reorganization Plan to the other Existing Fund.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement:

•	Prospectus and Statement of Additional Information (“SAI”) for the Existing Funds dated August ____, 2013; and

•	Annual Report to Shareholders of the Existing Funds, including financial statements for the fiscal year ended February 28, 2013.

     The most recent annual report of the Existing Funds, including financial statements, for the fiscal year ended February 28, 2013, has been mailed previously to shareholders. If you have not received this report or would like to receive additional copies free of charge or would like to receive copies of the Prospectus and SAI free of charge, please contact the Existing Funds at the address set forth on the first page of this Proxy Statement or by calling 1.800.653.2839, and they will be sent to you within three business days by first class mail.

REASONS FOR THE REORGANIZATIONS

     Dalton, Greiner, Hartman, Maher & Co., LLC (the “Adviser”), the investment adviser to the Existing Funds, has recommended that the Board consider and approve the Reorganizations. The Adviser’s recommendation, in part, follows discussions with the Board as to the future prospects for the Existing Funds within the Trust. Among other things, the Board and the Adviser have discussed the size of the Existing Funds, their inability to recognize benefits that may be associated with economies of scale that might be realized in a larger overall complex, as well as ease of administration of the Funds. The Adviser has indicated that its ability to support and enhance the prospects for future success of the Existing Funds will be served best through the New Trust.

In particular, the Adviser indicated that it expected that the New Funds would benefit from the larger asset base of the New Trust. The Board considered that the Reorganizations is not anticipated to result in any increase in the expense ratios for the New Funds’ shares, and, in fact, it is anticipated that the total operating expense ratios (before fee waivers and expense reductions) of the New Funds will be slightly lower than those of the Existing Funds as a result of the Reorganizations. The Adviser noted, and the Board considered, that shareholders that did not wish to become part of the New Trust could redeem their shares from the Existing Funds prior to the Reorganizations without the imposition of any redemption fee. In addition, the Board considered that the New Funds were designed to be “clones” of the Existing Funds, with identical investment objectives, policies and strategies and that it will continue to be managed by the Adviser and by the same portfolio managers. Further, the Board considered that the Adviser has undertaken that it will put in place an expense limitation agreement with the New Funds whereby the Adviser will agree, through at least June 30, 2015, to waive its fees or reimburse the New Funds for its expenses to the extent necessary to limit the New Funds’ operating expenses at the same level as the Existing Funds (the “Expense Cap”). The Board considered that the Funds would pay 70% of the costs and expenses of the Reorganization with Commonwealth Services, Inc. paying the remaining 30% of the costs and expenses. The Board noted that it is the expectation that the Existing Funds would, following the Reorganizations, experience slightly reduced costs and, this would offset the expenses they would incur in connection with the Reorganizations within a relatively short period of time assuming existing asset levels remained the same. The Board also noted that Commonwealth Shareholder Services, Inc., as administrator to each of DGHM and WFT, would benefit from ease of administration and other efficiencies associated with the Reorganizations and, as such, has agreed to pay for 30% of the costs associated with the reorganization. The Board determined that the foregoing allocation of costs and expenses associated with the Reorganizations reasonable, fair, and in the best interest of shareholders. The Board considered the fact that the Reorganizations are intended to be tax-free reorganizations for federal income tax purposes, that there will be no direct or indirect federal income tax consequences for the Reorganizations to the Funds or their shareholders, and that the Funds will receive a legal opinion to that effect prior to the Reorganizations.

The Board noted that as in the case of the Existing Funds, under the proposed expense limitation agreement with respect to the New Funds, the Adviser would be entitled to recoup any expenses paid or advisory fees waived. The Board considered that under the proposed expense limitation agreement, the Adviser would be permitted to be reimbursed for any fee reductions and/or expense payments made in the prior three fiscal years.

     The Board considered that the proposed Reorganizations provided certain benefits to the Adviser. In addition, the Board considered that the expense ratios within the New Trust were expected to be lower than currently in place due to economies of scale (see comparison of “Other Expenses” in the Table of Fees and Expenses below) that could be realized in the World Funds Trust. While these lower fee arrangements may eventually inure to the benefit of shareholders should the New Funds grow in size, at the current time because of the Expense Cap, these lower fees are expected to benefit the Adviser in reducing the level of its required reimbursement to the DGHM V2000 SmallCap Value Fund.

     After consideration of these and other factors it deemed appropriate, the Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Reorganization Plan and has recommended such Plan to shareholders for their approval. In approving the Reorganizations, the Trustees of the Trust determined that the proposed reorganizations would be in the best interests of the Existing Funds and their shareholders, and that the interest of the Existing Funds’ shareholders would not be diluted as a result of the Reorganizations.

The Board now submits to shareholders of the Existing Funds a proposal to approve the Reorganizations. If shareholders approve the Proposal, the Trustees and officers of the Trust will execute and implement the Reorganization Plan. If approved, the Reorganizations are expected to take effect on or about 4:00 p.m. Eastern Time on October 21, 2013 (the “Closing Date”), although that date may be adjusted in accordance with the Reorganization Plan. Following the Reorganizations, the Existing Fund will be dissolved.

SUMMARY OF THE PLAN OF REORGANIZATION

     Below is a summary of the important terms of the Reorganization Plan. This summary is qualified in its entirety by reference to the Reorganization Plan itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety.

     Under the Plan of Reorganization, the Existing Funds, each a series of the Trust, will transfer all of their respective assets and liabilities to the corresponding New Fund, each a newly organized series of the New Trust, in exchange for a number of New Fund shares equivalent in number and value to shares of the Existing Fund outstanding immediately prior to the Closing Date (as defined above), followed by a distribution of those shares to Existing Fund shareholders in complete liquidation of each Existing Fund so that each Existing Fund shareholder would receive shares of the New Fund equivalent to the number of Existing Fund shares held by such shareholder on the Closing Date. Like the Trust, the World Funds Trust is an open-end investment company registered with the Securities and Exchange Commission (“SEC”). If the Reorganizations are approved and implemented, shareholders of the Existing Funds will become shareholders of the New Funds. The New Funds’ investment objective and principal investment strategies are identical to that of its corresponding Existing Fund. In addition, the Adviser to the Existing Funds will continue to serve as the investment adviser to the New Funds. However, there are some differences between the Existing Funds and the New Funds. One member of the Board of Trustees of the Trust will serve on the Board of Trustee of the New Trust. If approved, the Reorganizations are expected to close on or about 4:00 p.m. Eastern Time on October 21, 2013, although the date may be adjusted in accordance with the Reorganization Plan.

     The Reorganizations are subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Trustees of each of the Trust and the New Trust. The significant conditions include approval of the Reorganization Plan by shareholders of the Existing Funds and the receipt of an opinion of counsel that the Reorganizations should be considered a tax-free exchange for federal income tax purposes (neither of which may be waived). The Reorganization Plan may be terminated and the Reorganizations abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Existing Funds, by the Board of Trustees of the Trust. In addition, the Reorganization Plan may be amended upon mutual agreement.

COMPARISON OF THE EXISTING FUNDS AND THE NEW FUNDS

DGHM All-Cap Value Fund

Investment Objective, Limitations and Restrictions; Principal Investment Strategies and Risks

     The New Fund will have the same investment objective, limitations and restrictions, as well as principal investment strategies and risks as the Existing DGHM All-Cap Value Fund.

Fees and Expenses

     The table of Fees and Expenses and the Examples shown below are based on fees and expenses as shown in the Fund’s prospectus and on estimates for the New Fund. The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the New Fund’s Shares as compared to the Shares of the Fund.

Table of Fees and Expenses

Investor Class Shares

SHAREHOLDER FEES (Fees Paid Directly From Your Investments)	Fund	New Fund (pro forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount purchased or redeemed, whichever is lower)	None	None
Redemption Fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Fund	New Fund (pro forma)
Management Fee[1]	0.65%	0.65%
Distribution (12b-1) Fees	0.25%	0.25%
Other Expenses	0.55%	0.54%
Total Annual Fund Operating Expenses[2]	1.45%	1.44%

1.	Effective March 1, 2010, Dalton, Greiner, Hartman, Maher & Co., LLC (the “Advisor”), the All-Cap Value Fund’s investment advisor, and the Board of Trustees of the All-Cap Value Fund agreed to amend the All-Cap Value Fund’s investment advisory agreement to lower the rate of compensation payable to the Advisor to 0.65%.

2.	The Advisor has agreed to waive or reduce its fees and to assume other expenses of the All-Cap Value Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the All-Cap Value Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, if applicable, and expenses incurred under a shareholder servicing or administrative servicing plan, if applicable), to not more than 1.50% of the average daily net assets of the All-Cap Value Fund, through June 30, 2015. The Trust or the Advisor may terminate this expense limitation agreement by mutual written consent.

Institutional Class Shares

SHAREHOLDER FEES (Fees Paid Directly From Your Investments)	Fund	New Fund (pro forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount purchased or redeemed, whichever is lower)	None	None
Redemption Fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Fund	New Fund (pro forma)
Management Fee[1]	0.65%	0.65%
Distribution (12b-1) Fees	None	None
Other Expenses	0.47%	0.46%
Total Annual Fund Operating Expenses[2]	1.12%	1.11%

1.	Effective March 1, 2010, Dalton, Greiner, Hartman, Maher & Co., LLC (the “Advisor”), the All-Cap Value Fund’s investment advisor, and the Board of Trustees of the All-Cap Value Fund agreed to amend the All-Cap Value Fund’s investment advisory agreement to lower the rate of compensation payable to the Advisor to 0.65%.

2.	The Advisor has agreed to waive or reduce its fees and to assume other expenses of the All-Cap Value Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the All-Cap Value Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, if applicable, and expenses incurred under a shareholder servicing or administrative servicing plan, if applicable), to not more than 1.50% of the average daily net assets of the All-Cap Value Fund, through June 30, 2015. The Trust or the Advisor may terminate this expense limitation agreement by mutual written consent.

Class C Shares

SHAREHOLDER FEES (Fees Paid Directly From Your Investments)	Fund	New Fund (pro forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount purchased or redeemed, whichever is lower)	None	None
Redemption Fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Fund	New Fund (pro forma)
Management Fee[1]	0.65%	0.65%
Distribution (12b-1) Fees	1.00%	1.00%
Other Expenses	0.55%	0.54%
Total Annual Fund Operating Expenses[2]	2.20%	2.19%

1.	Effective March 1, 2010, Dalton, Greiner, Hartman, Maher & Co., LLC (the “Advisor”), the All-Cap Value Fund’s investment advisor, and the Board of Trustees of the All-Cap Value Fund agreed to amend the All-Cap Value Fund’s investment advisory agreement to lower the rate of compensation payable to the Advisor to 0.65%.

2.	The Advisor has agreed to waive or reduce its fees and to assume other expenses of the All-Cap Value Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the All-Cap Value Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, if applicable, and expenses incurred under a shareholder servicing or administrative servicing plan, if applicable), to not more than 1.50% of the average daily net assets of the All-Cap Value Fund, through June 30, 2015. The Trust or the Advisor may terminate this expense limitation agreement by mutual written consent.

Example

     This example is intended to help you compare the costs of investing in the Fund and the New Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same (taking into account the expense cap in year one). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Existing Fund
Investor Class	$148	$459	$792	$1,735
Institutional Class	$114	$356	$617	$1,363
Class C	$323	$688	$1,180	$2,534
Assuming Redemption
Assuming No Redemption	$223	-	-	-

New Fund (Pro Forma)
Investor Class	$147	$456	$787	$1,724
Institutional Class	$113	$352	$612	$1,352
Class C	$322	$685	$1,174	$2,524
Assuming Redemption
Assuming No Redemption	$222	-	-	-

DGHM V2000 SmallCap Value Fund

Investment Objective, Limitations and Restrictions; Principal Investment Strategies and Risks

     The New Fund will have the same investment objective, limitations and restrictions, as well as principal investment strategies and risks as the Existing DGHM V2000 SmallCap Value Fund.

Fees and Expenses

     The table of Fees and Expenses and the Examples shown below are based on fees and expenses as shown in the Fund’s prospectus and on estimates for the New Fund. The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the New Fund’s Shares as compared to the Shares of the Fund.

Table of Fees and Expenses

Institutional Class Shares

SHAREHOLDER FEES (Fees Paid Directly From Your Investments)	Fund	New Fund (pro forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount purchased or redeemed, whichever is lower)	None	None
Redemption Fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Fund	New Fund (pro forma)
Management Fee	0.80%	0.80%
Distribution (12b-1) Fees	None	None
Other Expenses	18.67%	18.64%
Shareholder Services Plan	-	-
Total Annual Fund Operating Expenses[1]	19.45%	19.44%
Less Fee Waiver and/or Expense Reimbursement[1]	(18.47%)%	(18.46)%
Net Annual Fund Operating Expenses[1]	0.98%	0.98%

1.	The Advisor has agreed to waive or reduce its fees and to assume other expenses of the V2000 SmallCap Value Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the V2000 SmallCap Value Fund’s business, dividend expense on short sales, and expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, if applicable, and expenses incurred under a shareholder servicing or administrative servicing plan, if applicable) to not more than 0.98% of the average daily net assets of the V2000 SmallCap Value Fund through June 30, 2015. Prior to June 30, 2013, the Adviser waived or reduced its fees, with the above exceptions, at a rate of not more than 1.65%. The Trust or the Advisor may terminate this expense limitation agreement by mutual written consent.

Investor Class Shares

SHAREHOLDER FEES (Fees Paid Directly From Your Investments)	Fund	New Fund (pro forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount purchased or redeemed, whichever is lower)	None	None
Redemption Fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Fund	New Fund (pro forma)
Management Fee	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	0.25%
Other Expenses	20.35%	20.34%
Shareholder Services Plan	0.17%	0.17%
Total Annual Fund Operating Expenses[1]	21.57%	21.56%
Less Fee Waiver and/or Expense Reimbursement[1]	(20.17)%	(20.16)%
Net Annual Fund Operating Expenses[1]	1.40%	1.40%

1.	The Advisor has agreed to waive or reduce its fees and to assume other expenses of the V2000 SmallCap Value Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the V2000 SmallCap Value Fund’s business, dividend expense on short sales, and expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, if applicable, and expenses incurred under a shareholder servicing or administrative servicing plan, if applicable) to not more than 0.98% of the average daily net assets of the V2000 SmallCap Value Fund through June 30, 2015. Prior to June 30, 2013, the Adviser waived or reduced its fees, with the above exceptions, at a rate of not more than 1.65%. The Trust or the Advisor may terminate this expense limitation agreement by mutual written consent.

Class C Shares

SHAREHOLDER FEES (Fees Paid Directly From Your Investments)	Fund	New Fund (pro forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount purchased or redeemed, whichever is lower)	None	None
Redemption Fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Fund	New Fund (pro forma)
Management Fee[1]	0.80%	0.80%
Distribution (12b-1) Fees	1.00%	1.00%
Other Expenses	20.35%	20.34%
Shareholder Services Plan	-	-
Total Annual Fund Operating Expenses[1]	22.15%	22.14%
Less Fee Waiver and/or Expense Reimbursement[1]	(20.17)%	(20.16)%
Net Annual Fund Operating Expenses[1]	1.98%	1.98%

1.	The Advisor has agreed to waive or reduce its fees and to assume other expenses of the V2000 SmallCap Value Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the V2000 SmallCap Value Fund’s business, dividend expense on short sales, and expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, if applicable, and expenses incurred under a shareholder servicing or administrative servicing plan, if applicable) to not more than 0.98% of the average daily net assets of the V2000 SmallCap Value Fund through June 30, 2015. Prior to June 30, 2013, the Adviser waived or reduced its fees, with the above exceptions, at a rate of not more than 1.65%. The Trust or the Advisor may terminate this expense limitation agreement by mutual written consent.

Example

     This example is intended to help you compare the costs of investing in the Fund and the New Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same (taking into account the expense cap in year one). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Existing Fund
Institutional Class	$100	$3,583	$6,132	$9,901
Investor Class	$143	$3,902	$6,519	$10,089
Class C	$301	$4,016	$6,634	$10,128
Assuming Redemption
Assuming No Redemption	$201	-	-	-

New Fund (Pro Forma)
Investor Class	$100	$3,581	$6,130	$9,900
Institutional Class	$143	$3,901	$6,517	$10,088
Class C	$301	$4,014	$6,633	$10,128
Assuming Redemption
Assuming No Redemption	$201	-	-	-

Comparative Information on Shareholder Services

     The New Funds will offer substantially similar shareholder services as the Existing Funds, including telephone purchases and redemptions. The New Funds, like the Existing Funds, offer an Automatic Investment Plan which enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account and a Systematic Withdrawal Program.

     Shares of the New Funds may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form, less any applicable redemption fee. Payment of redemption proceeds for redeemed New Fund shares will generally be made within seven days after receipt of a redemption request in proper form and documentation.

Minimum Initial and Subsequent Investment Amounts

     The New Funds will offer the same investment minimums and subsequent investment minimums as the Existing Funds. These minimums are: $2,500 for Investor Class Shares; $100,000 for Institutional Class Shares; and $1,000 for Class C Shares. The subsequent investment minimum for all classes is $500. Similar to the Existing Funds, a redemption of New Fund shares resulting from this minimum investment policy will be made upon thirty (30) days written notice to the shareholder unless the balance is increased to an amount in excess of $2,500 for Investor Class Shares and $1,000 for Class C Shares. In the event that a shareholder’s account falls below the stated minimum due to market fluctuation, the New Funds will not redeem the account.

Dividends and Distributions

     The New Funds will have the same dividend and distribution policy as the Existing Funds. Shareholders who have elected to have their dividends reinvested will continue to have dividends reinvested in the New Funds following the Reorganizations. Shareholders who currently have capital gains reinvested in the Existing Funds will continue to have capital gains reinvested in the New Funds.

Fiscal Year End

     The Existing Funds currently operates on a fiscal year ending the last day in February. Following the Reorganizations, the New Funds will also operate on a fiscal year ending on the last day in February.

Comparative Information about the Trust and New Trust

     The Trust and the World Funds Trust are each organized as Delaware statutory trusts. They each have adopted Declaration of Trusts and By-Laws (“Governing Documents”). There are no material differences in shareholder rights between the Governing Documents of the Trust and World Funds Trust.

The Investment Adviser and Portfolio Manager

Dalton, Greiner, Hartman, Maher & Co., LLC (the “Adviser”), is a Delaware limited liability company, whose address is 565 Fifth Avenue, Suite 2101, New York, New York 10017. The Adviser was organized in 1982 as Dillon Read Capital, the money management subsidiary of Dillon, Read & Co., Inc., formerly an investment bank. The Adviser is currently 80% owned by Boston Private Financial Holdings, Inc., which is organized as a bank holding company focusing on wealth management through private banking and investment services. The remaining 20% interest in the Adviser is employee owned. As of June 30, 2013, the Adviser had approximately $1.5 billion in assets under management.

The Adviser serves in this capacity pursuant to an investment advisory agreement with the Trust with respect to each Existing Fund. Subject to the authority of the Board of Trustees of the Trust (“Trustees”), the Adviser provides guidance and policy direction in connection with its daily management of each Existing Fund’s assets. The Adviser is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees, and the provision of certain executive personnel to the Existing Funds. The New Funds’ investment advisory agreement will be substantially identical to the Existing Funds’ agreement which is summarized below.

     The Adviser provides the Existing Funds with advice on buying and selling securities. The Adviser also furnishes the Existing Funds with office space and certain administrative services and provides most of the personnel needed by the Funds. The Adviser is entitled to receive monthly compensation based on each Existing Fund’s average daily net assets at the annual rates of 0.65% for the All-Cap Value Fund and 0.80% for the V2000 SmallCap Value Fund. For the fiscal year ended February 28, 2013, the Adviser received its full compensation at the annual rate of 0.65% for the All-Cap Value Fund. For the fiscal year ended February 28, 2013, the Adviser received compensation at the annual rate of 0.00% for the V2000 SmallCap Value Fund. A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement for each of the Funds is available in the Funds’ annual report to shareholders for the period ending February 28, 2013.

The Adviser has entered into an Expense Limitation Agreement with the Trust, with respect to each Existing Fund, under which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits "Total Annual Fund Operating Expenses" (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, if applicable and expenses incurred under a shareholder servicing or administrative servicing plan, if applicable) to not more than 1.50% and 0.98% of the average daily net assets of All-Cap Value Fund and the V2000 SmallCap Value Fund, respectively, through June 30, 2015. In determining a Fund’s total operating expenses, expenses that the Fund would have incurred but did not actually pay because of expense offset or brokerage services arrangements shall be added to the aggregate expenses so as not to benefit the Adviser. Additionally, fees reimbursed to a Fund relating to brokerage/services arrangements shall not be taken into account in determining a Fund’s total operating expenses so as to benefit the Adviser. Finally, the Expense Limitation Agreement excludes any "acquired fund fees and expenses." In addition, the Adviser may be entitled to reimbursement of fees waived or remitted by the Adviser to the Funds. The total amount of reimbursement shall be the sum of all fees previously waived or reduced by the Adviser and all other payments remitted by the Adviser to a Fund during any of the previous three fiscal years (beginning March 1, 2010 for the Existing All-Cap Value Fund and beginning June 30, 2010 for the Existing V2000 SmallCap Value Fund), less any reimbursement previously paid by a Fund to the Adviser with respect to such waivers, reductions and payments. With regard to the Existing All-Cap Value Fund, the Adviser may be entitled to reimbursement of fees waived or remitted by the Adviser to the Fund after March 1, 2010. With regard to the Existing V2000 SmallCap Value Fund, the Adviser may be entitled to a reimbursement of fees waived or remitted by the Adviser to the Fund after June 30, 2010.

To the extent Proposal 1 is approved, shareholders of the Funds are also approving the ability of the Adviser to recoup amounts waived or expenses reimbursed for the Existing Funds.

Amounts reimbursed may not cause a Fund to exceed its expense limit. It is expected that the Expense Limitation Agreement will continue from year-to-year with respect to each Fund provided such continuance is specifically approved by a majority of the Trustees who are not "interested persons" of the Trust or any other party to the Expense Limitation Agreement, as such term is defined in the 1940 Act. The Trust or the Adviser may terminate this expense limitation agreement by mutual written consent.

The Portfolio Managers

     The portfolio managers for the Fund will remain the same and will continue serving as such to the New Funds. Information on the portfolio managers is below. For more detailed information on the portfolio managers’ compensation information, other accounts managed, and ownership of securities in the Existing Funds, see the Existing Funds’ Prospectus and Statement of Additional Information.

     The Adviser utilizes a management team approach with respect to each Existing Fund and the management team is primarily responsible for the day-to-day management of each Fund. The management team is comprised of various professional investment personnel of the Adviser. The individuals on the management team that have the most significant responsibility for the day-to-day management of each of the Funds are Bruce H. Geller, Jeffrey C. Baker and Peter A. Gulli.

      Bruce H. Geller. Mr. Geller is the Adviser’s Chief Executive Officer and served as the Adviser’s Co-President since 2005 and was the Adviser’s Executive Vice President from 2000 to 2005.

      Jeffrey C. Baker. Mr. Baker has served as the Adviser’s Executive Vice President since 2005 and became the Adviser’s Chief Investment Officer in 2006. Mr. Baker was the Adviser’s Senior Vice President from 2002 to 2005 and Vice President from 2000 to 2002. Mr. Baker also serves as a Trustee and President of the Trust and as the Trust’s Principal Executive Officer with respect to the All-Cap Value Fund.

      Peter A. Gulli. Mr. Gulli joined the Adviser in 1999 and is a Senior Vice President.

     Each of the aforementioned individuals serves as a sector analyst and is responsible for stock selection within their defined sectors and each carries the Certified Financial Analyst (CFA) designation. The management team members (other than Mr. Gulli) have served as portfolio managers for the All-Cap Value Fund since that Fund’s inception in 2007. The management team members have served as portfolio managers for the V2000 SmallCap Value Fund since that Fund’s inception in 2010.

EXPENSES OF THE REORGANIZATION

     The Funds will assume 70% of the costs and expenses associated with the Reorganizations and Commonwealth Shareholder Services, Inc., the administrator to the Existing Funds and the New Funds, will assume the remaining 30% of the costs and expenses. The expenses are currently estimated to be approximately $40,000.

OTHER SERVICE PROVIDERS

     Upon closing of the Reorganizations, the New Funds will utilize the same service providers as the Existing Funds.

Distributor

     First Dominion Capital Corp., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, will continue to serve as the New Funds’ exclusive agent for the distribution of the New Fund shares. The Distributor may sell the New Fund’s shares to or through qualified securities dealers or others.

Administrator and Fund Accountant

     Commonwealth Shareholder Services, Inc., (“CSS”) 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 will continue to serve as the New Funds’ administrator and Commonwealth Fund Accounting, Inc. (“CFA”) will continue to serve as the New Funds’ fund accountant.

     CSS will assist the New Trust in performing its administrative responsibilities to the New Funds, coordinate and pay for the services of each vendor and the operating expenses to the New Funds, and provide the New Funds with certain administrative services. CSS will supervise all aspects of the operation of the New Funds, except those performed by the Adviser. CSS will provide certain administrative services and facilities for the New Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

     CFA will maintain and keep current the books, accounts, records, journals or other records of original entry relating to the New Funds’ business.

Transfer Agent

     Commonwealth Fund Services, Inc. (“CFSI”), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 will continue to serve as the transfer agent and dividend disbursing agent for the New Funds. The transfer agent will provide transfer, dividend paying, and shareholder servicing for the New Funds. CFSI will provide certain shareholder and other services to the New Trust, including furnishing account and transaction information and maintaining shareholder account records. CFSI is responsible for processing orders and payments for share purchases. CFSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. CFSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

Custodian

     U.S. Bank, N.A., Two Liberty Place, 50 S. 16th Street, Suite 2000, Mail Station: EX-PA-WBSP, Philadelphia, Pennsylvania 19102 will continue to serve as custodian to the New Funds.

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

     In connection with the Reorganizations, the operations of the New Funds will be overseen by the New Trust’s Board of Trustees (the “New Board”) in a substantially similar manner as the Existing Funds are overseen by the Trust’s Board. The business of the New Trust is managed under the direction of the New Board in accordance with the Governing Documents, which have been filed with the SEC. The New Board consists of five individuals, four of whom are Independent Trustees. One Independent Trustee also served as an Independent Trustee on the Existing Funds’ Board of Trustees. Pursuant to the Governing Documents of the New Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The New Board also retains the power to conduct, operate and carry on the business of the New Trust and have the power to incur and pay any expenses, which, in the opinion of the New Board, is necessary or incidental to carry out any of the New Trust’s purposes. The New Board of the New Trust possesses similar powers to elect officers and conduct, operate and carry on the business of the New Trust. The New Board, officers, employees and agents of the New Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The New Trust offers the same limitation of liability as the Trust to its New Board, officers, employees and agents. Following is a list of the members of the New Board and executive officers of the New Trust and their principal occupations over the last five years. The Trustees who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Trust, are noted with an asterisk(*).

Each Trustee was nominated to serve on the New Board based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation and serves as a member of 4 other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards. Mr. David J. Urban has been a Professor of Education since 1989. His strategic planning, organizational and leadership skills help the Board set long-term goals. Ms. Mary Lou H. Ivey has over 10 years of business experience as a practicing tax accountant and, as such, brings tax, budgeting and financial reporting skills to the Board. Mr. Theo H. Pitt has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a partner of a real estate partnership and as an Account Administrator for a money management firm. Mr. John Pasco III serves as President, Treasurer and Director of the Trust’s administrator and also serves as a member of 2 other mutual fund boards outside of the Fund Complex. Mr. Pasco has over 30 years of experience in the mutual fund industry, including several years on staff with the Securities and Exchange Commission. With experience from these positions, he is able to provide the Board with knowledge and insight related to fund administration. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years.

INTERESTED TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
John Pasco III* 8730 Stony Point Pkwy Suite 205 Richmond, VA23235 DOB: April 10, 1945	Trustee	Indefinite, Since June 2010	President, Treasurer and Director of Commonwealth Shareholder Services, Inc. (“CSS”), the Trust’s Administrator; President and Director of First Dominion Capital Corp. (“FDCC”), the Trust’s underwriter; President and Director of Commonwealth Fund Services, Inc (“CFSI”), the Trust’s Transfer and Disbursing Agent; President and Director of Commonwealth Fund Accounting, Inc. (“CFA”), which provides bookkeeping services to the Trust; and Chairman, Director and President of The World Funds, Inc., a registered investment company, since 1997.	3	The World Funds, Inc.; American Growth Fund, Inc.

Mr. Pasco would be an “interested trustee”, as that term is defined in the 1940 Act, because of his positions with and financial interests in CSS, CFSI, CFA and FDCC.

NON-INTERESTED TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
Anthony J. Hertl 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 DOB: April 5, 1950	Trustee	Indefinite, Since June 2010	Consultant to small and emerging businesses since 2000.	3	Northern Lights Fund Trust; Northern Lights Variable Trust; Satuit Capital Management Trust; The Ladenburg Thalmann Alternative Strategies Fund.
David J. Urban 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 DOB: April 27, 1955	Trustee	Indefinite, Since June 2010	Dean, Jones College of business, Middle Tennessee State University since June 2013; Virginia Commonwealth University, Professor of Education from 1989 to 2013.	3	None
Mary Lou H. Ivey 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 DOB: February 19, 1958	Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., accounting firm, since 2008; Accountant, Wildes, Stevens & Brackens & Co., accounting firm, from 2007 to 2008; Accountant, Martin, Dolan & Holton, Ltd., accounting firm, from 1997 to 2007.	3	None
Theo H. Pitt, Jr. 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 DOB: April 5, 1936	Trustee	Indefinite, Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 and Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) 2003 to 2008.	3
Independent Trustee of Gardner Lewis Investment Trust for the two series of that trust; Hanna Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; DGHM Investment Trust for the two series of that Trust; and Starboard Investment Trust for the18 series of that trust; (all registered investment companies).

OFFICERS WHO ARE NOT TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
Karen M. Shupe 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 DOB: April 29, 1964	Treasurer	Indefinite, Since June 2008	Executive Vice President of Commonwealth Shareholder Services, since 2003.	NA	N/A
Lauren Jones 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 DOB: March 11, 1982	Secretary	Indefinite, Since December 2009	Relationship Manager, Commonwealth Shareholder Services, Inc., since 2006	NA	N/A
David D. Jones 422 Fleming Street, Suite 7 Key West, Florida 33040 DOB: September 18, 1957	Chief Compliance Officer to certain series portfolios of the Trust.	Indefinite, Since April 2007	Managing Member, Drake Compliance, LLC, a regulatory consulting firm, since 2004. Principal Attorney, David Jones & Assoc., P.C., a law firm, since 1998.	N/A	N/A
Julian G. Winters 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 DOB: December 19, 1968	Chief Compliance Officer to certain series portfolios of the Trust.	Indefinite, Since July 2013.	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007; previously, Vice President of Compliance Administration of The Nottingham Company.	N/A	N/A

The New Board oversees the New Trust and certain aspects of the services provided by the Adviser and the other service providers. Each Trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer of the New Trust serves at the pleasure of the Board and for a term of one year or until their successors have been duly elected and qualified.

The New Trust has a standing Audit Committee of the Board composed of Mr. Hertl, Mr. Urban, Ms. Ivey and Mr. Pitt. The functions of the Audit Committee are to meet with the New Trust’s independent auditors to review the scope and findings of the annual audit, discuss the New

Trust’s accounting policies, discuss any recommendations of the independent auditors with respect to the New Trust’s management practices, review the impact of changes in accounting standards on the New Trust’s financial statements, recommend to the New Board the selection of independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the New Board. For the New Trust’s most recent fiscal year, the Audit Committee met 4 times.

The Chairman of the New Board is Mr. Pasco, who is an “interested person” of the New Trust, within the meaning of the 1940 Act. The New Trust does not have a “lead” independent trustee. The use of an interested Chairman balanced by an independent Audit Committee allows the Board to access the expertise necessary to oversee the New Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the New Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. Considering the size of the New Trust and its shareholder base, the Trustees of the New Trust have determined that an interested Chairman balanced by an independent Audit Committee is the appropriate leadership structure for the New Board.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the New Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the New Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the New Trust, including the New Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio managers to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Funds; (5) engaging the services of the Chief Compliance Officer of the Fund to test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the New Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the New Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment advisers and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Each Trustee was nominated to serve on the New Board based on their particular experiences, qualifications, attributes and skills. The characteristics that have led the Board to conclude that each of the Trustees should continue to serve as a Trustee of the New Trust are discussed above.

Trustee Compensation

Each Trustee of the New Fund who is not an interested person of the New Trust or an investment adviser to the New Trust receives a fee of $5,000 per year. The New Trust also reimburses the Trustees for travel and other expenses related to meeting attendance. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receives compensation from the New Trust.

Officers of the Trust and Trustees who are interested persons of the Trust or the Adviser will receive no salary or fees from the Trust. Independent Trustees receive $4,000 each year plus $250 per Fund per meeting attended in person or by telephone. The Trust reimburses each Trustee and officers of the Trust for his or her travel and other expenses relating to attendance at such meetings.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganizations are intended to qualify for Federal income tax purposes as a tax-free reorganizations within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, no gain or loss should be recognized as a consequence of the Reorganizations by either the Existing Funds or the New Funds (except to the extent that such assets consist of contracts described in Section 1256 of the Code), nor should a gain or loss be recognized by the shareholders of the Existing Funds as a result of the New Funds’ distribution of its shares to such shareholders in exchange for such shareholder’s Existing Fund shares. In addition, a shareholder’s tax basis for shares held in the Existing Funds would carry over to the shares of the New Funds acquired in the Reorganizations, and the holding period for shares held as a capital asset also would carry over to the New Fund shares received in the Reorganizations.

Immediately prior to the Reorganizations, the Existing Funds shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to a specified time prior to the Reorganizations on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

The forgoing relates only to the Federal income tax consequences of the Reorganizations. You should consult your tax advisor regarding the effect, if any, of the proposed Reorganizations in light of your individual circumstances, including any foreign, state and local tax consequences.

CAPITALIZATION

The following table sets forth as of the fiscal year end on February 28, 2013: (1) the audited capitalization of the Funds, and (2) the unaudited pro forma capitalization of the New Funds assuming the Reorganizations have been approved. If the Reorganizations are consummated, the capitalizations are likely to be different on the closing date, as a result of daily share purchase and redemption activity in the Funds and changes in net asset value per share.

	Net Assets	Net Asset Value	Shares
		Per Share	Outstanding
DGHM All-Cap Value Fund
Investor Class Shares	$30,165,360	$11.79	2,557,761
Institutional Class Shares	26,509,344	$11.75	2,256,536
Class C Shares	5,111,472	$11.47	447,716
Total	$61,786,176		5,260,013
Adjustment	-	-	-
New Fund (pro forma)
Investor Class Shares	$30,165,360	$11.79	2,557,761
Institutional Class Shares	26,509,344	$11.75	2,256,536
Class C Shares	5,111,472	$11.47	447,716
Total	$61,786,176		5,260,013

	Net Assets	Net Asset Value	Shares
		Per Share	Outstanding
DGHM V2000 SmallCap Value
Fund
Investor Class Shares	$238,041	$8.65	25,507
Institutional Class Shares	190,824	$8.88	21,498
Class C Shares	-	N/A	-
Total	$428,865		49,005
Adjustment	-	-	-
New Fund (pro forma)
Investor Class Shares	$238,041	$8.65	25,507
Institutional Class Shares	190,824	$8.88	21,498
Class C Shares	-	N/A	-
Total	$428,865		49,005

VOTING INFORMATION

Voting Securities and Required Vote

As of the Record Date, there were 4,696,371.860 shares of beneficial interest of the DGHM All-Cap Value Fund issued and outstanding and 47,658.529 shares of beneficial interest of the DGHM V2000 SmallCap Value Fund issued and outstanding.

All shareholders of record of the Existing Funds on the Record Date are entitled to vote at the Special Meeting on the Proposal. Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting. Shareholders of each Existing Fund will vote separately on the proposal with respect to their holdings in their Fund. Shareholder approval of the proposal with respect to one Existing Fund is not contingent upon, and will not affect, shareholder approval of the proposal with respect to the other Existing Fund.

With regard to each Existing Fund, the presence in person or by proxy of the holders of record of shares issued and outstanding and entitled to vote representing more than fifty percent of the total combined net asset value of all shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at the Special Meeting. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes of such Fund properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on the proposal, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal. An affirmative vote of the holders of a majority (i.e., greater than 50% of the shares represented in person or by proxy) of the outstanding voting shares of an Existing Fund is required for the approval of the Proposal for that Fund.

You may attend the Special Meeting and vote in person or you can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

If you simply sign and date the proxy card, but do not indicate a specific vote for a proposal, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting. Abstentions will be treated as votes AGAINST the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Existing Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

The Trusts and the Funds are not required, and do not intend, to hold regular annual meetings of shareholders. If the Reorganizations are not approved, and the Existing Funds is not dissolved then shareholders wishing to submit proposals for consideration for inclusion in a Fund’s proxy statement for any future meeting of shareholders should send their written proposals to the Secretary of the Trust, c/o Commonwealth Shareholder Services, Inc. 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 so they are received within a reasonable time before any such meeting. No business other than the Proposal is expected to come before the Special Meeting. If any other matters arise requiring a vote of shareholders, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to his or her best judgment in the interests of the Fund.

There normally will be no meeting of shareholders for the New Funds for the purpose of electing Trustees of the New Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. After the Reorganizations are approved, shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting of the New Funds should send their written submissions to the principal executive offices of the New Trust at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

Adjournments

It is important that we receive your signed proxy card to ensure that there is a quorum for the Special Meeting. If we do not receive your vote, you may be contacted by a representative of [____________] who will remind you to vote your shares and help you return your proxy. In the event a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Existing Funds may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Existing Funds also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum. Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of Commonwealth Shareholder Services, Inc. 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Householding

As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends. If you would like to receive an additional copy, please contact the Existing Funds by writing to the address set forth on the first page of this Proxy Statement or by calling 1.800.653.2839. The Existing Funds will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Existing Funds.

The record owners of more than 5% of the outstanding shares of the Existing Funds are listed in the following table.

DGHM ALL-CAP VALUE FUND

Investor Class Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership	Percent

NFS	137,454.097	5.63%
250 Riverchase Pkwy, E Fl 5
Birmingham, AL 35244

Charles Schwab & Co.	585,933.836	24.01%
101 Montgomery St.
San Francisco, CA 94104

Reliance Trust Co.	289,719.367	11.87%
P.O. Box 48529
Atlanta, GA 30362

Class C Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership	Percent

Raymond James & Associates, Inc.	24,304.279	6.32%
3515 Brunswick Road
Memphis, TN 38133

Raymond James & Associates, Inc.	20,322.905	5.28%
1941 River Sound Dr.
Knoxville, TN 37922

Institutional Class Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership	Percent

Charles Schwab & Co.	723,633.665	38.66%
101 Montgomery Street
San Francisco, CA 94104

DGHM V2000 SMALLCAP VALUE FUND

Investor Class Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership	Percent

Charles Schwab & Co.	6,248.510	24.95%
101 Montgomery St.
San Francisco, CA 94104

NFS	1,328.021	5.30%
38 Parmalee Hill Road
Newtown, CT 06474

NFS	2,574.735	10.28%
P.O. Box 3046
Danbury, CT 06813

NFS	6,267.839	25.03%
332 Windy Run Road
Doylestown, PA 18901

NFS	2,570.694	10.27%
33 Amackassin Terrace
Yonkers, NY 10703

NFS	1,670.951	6.67%
500 Pondside Drive, Apt. 2A
White Plains, NY 10607

NFS	2,537.772	10.13%
P.O. Box 290
Lyons, CO 80540

Institutional Class Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership	Percent

Bruce Geller	8,124.253	35.92%
3 Chapel Hill Road
Westport, CT 06880

NFS	2,020.485	8.93%
200 Water Street, Unit 2402
New York, NY 10036

Karen M. Shupe	1,811.497	8.01%
5233 Saltwood Pl.
Sandston, VA 23150

Joshua Waltuch	4,309.547	19.05%
1151 Emerson Avenue
Teaneck, NJ 07666

Jeffrey C. Baker	3,047.913	13.48%
22 Sage Street
Holmdel, NJ 07733

Shareholders owning more than 25% of the shares of an Existing Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Funds can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Funds as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Funds.

OTHER BUSINESS

The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Existing Funds arise, however, the proxies will vote thereon according to their best judgment in the interests of the Existing Funds and the shareholders of the Existing Funds.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of August 2013, by and among the DGHM All-Cap Value Fund and DGHM V2000 SmallCap Value Fund (each a “Transferring Fund”), each a series of DGHM Investment Trust (the “DGHM Trust”); the DGHM All-Cap Value Fund and DGHM V2000 SmallCap Value Fund (each an “Acquiring Fund”), each a series of the World Funds Trust (the “World Funds Trust”); Dalton, Greiner, Hartman, Maher & Co., LLC (the “Adviser”) for purposes of Sections 4.3 and 6.6, hereof; and Commonwealth Shareholder Services, Inc., the administrator to each of the DGHM Trust and the World Funds Trust, for purposes of Section 9.1 hereof. The DGHM Trust is a Delaware statutory trust, with its principal place of business at 565 Fifth Avenue, Suite 2101, New York, New York 10017. The World Funds Trust is a Delaware statutory trust, with its principal place of business at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. References to a “Fund” or the “Funds” (Transferring or Acquiring) throughout this Agreement are with respect to each transaction described herein individually and generally.

Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by a Transferring Fund and an Acquiring Fund (each a “Fund”), and of and by each Trust, as applicable, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each Trust of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of a Trust (including the other Fund thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Trust of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

The reorganization will consist of (i) the transfer of all of the assets of the Transferring Fund in exchange solely for shares of beneficial interest, without par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”) (which is being established solely for the purpose of acquiring these assets and continuing the Transferring Fund’s business); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Transferring Fund; and (iii) the distribution, after the Closing Date, as that term is defined in paragraph 3.1, of the Acquiring Fund Shares to the shareholders of the Transferring Fund in liquidation of the Transferring Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

It shall be noted that the reorganization of one Transferring Fund into its corresponding Acquiring Fund is not contingent on the reorganization of the other Transferring Fund into its corresponding Acquiring Fund.

WHEREAS, the Transferring Fund and Acquiring Fund intend the Reorganization to be, and adopts it as, a “plan of reorganization” which is tax-free under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), the related Treasury Regulations (the “Treasury Regulations”), and other guidance provided by the Internal Revenue Service (the “IRS”);

WHEREAS, the Law Offices of John H. Lively & Associates, Inc. has or will render an federal tax opinion that the Reorganization qualifies as a plan of reorganization under Section 368(a)(1)(F) of the Code (the “Federal Tax Opinion”);

WHEREAS, the Transferring Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Transferring Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Transferring Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Board of Trustees of the DGHM Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), has determined that the transactions contemplated herein will be in the best interests of the Transferring Fund and its shareholders and has further determined that the interests of the existing shareholders of the Transferring Fund will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Board of Trustees of the World Funds Trust, including a majority of the Independent Trustees, has determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and has further determined that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the representations, warranties and agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1 THE REORGANIZATION. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Transferring Fund agrees to transfer all of the Transferring Fund’s assets as set forth in paragraph 1.2 to the corresponding Acquiring Fund. The Acquiring Fund agrees in exchange for the corresponding Transferring Fund’s assets (i) to deliver to the Transferring Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Transferring Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Transferring Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Transferring Fund and any deferred or prepaid expenses shown as an asset on the books of the Transferring Fund on the Closing Date.

The Transferring Fund has provided the Acquiring Fund with its most recent unaudited statement of investments, statement of assets and liabilities, statement of operations and statement of changes in net assets, which contain a list of all of the Transferring Fund’s assets as of the date thereof. The Transferring Fund hereby represents that as of the date of the execution of this Agreement, there have been no material changes in financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Transferring Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Transferring Fund with a list of the securities, if any, on the Transferring Fund’s list referred to in the second sentence of this paragraph that do not conform to the corresponding Acquiring Fund’s investment objective, policies, and restrictions. The Transferring Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Transferring Fund holds any investments that the Acquiring Fund may not hold, the Transferring Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Transferring Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Transferring Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid exceeding such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Transferring Fund to dispose of any investments or securities if, in the reasonable judgment of the Transferring Fund, such disposition would violate the Transferring Fund’s fiduciary duty to its shareholders.

1.3 LIABILITIES TO BE ASSUMED. The Transferring Fund will endeavor to discharge all of their known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the corresponding Transferring Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise in existence on the Closing Date.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable, (a) the Transferring Fund will liquidate and distribute pro rata to the Transferring Fund’s shareholders (the “Transferring Fund Shareholders”) of record, determined as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), the Acquiring Fund Shares received by the Transferring Fund pursuant to paragraph 1.1; and (b) the Transferring Fund will thereupon proceed to termination as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Transferring Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Transferring Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. Such liquidation and distribution shall be accomplished on a class equivalent basis. All issued and outstanding shares of the Transferring Fund will simultaneously be canceled on the books of the Transferring Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the proxy statement (the “Proxy Statement”) which will have been distributed to shareholders of the Transferring Fund as described in paragraph 4.1(o).

1.6 TRANSFER TAXES. Transferring Fund Shareholders shall pay any transfer taxes payable upon the issuance of Acquiring Fund Shares. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Transferring Fund shares on the books of a Transferring Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any regulatory reporting responsibility of the Transferring Fund, including the responsibility for filing regulatory reports, tax returns, and other documents, is and shall remain the responsibility of the Transferring Fund up to and including the Closing Date and such later date on which the Transferring Fund are terminated.

1.8 TERMINATION. The DGHM Trust shall take all necessary and appropriate steps under applicable law to make all distributions pursuant to paragraph 1.4 and terminate the Transferring Fund promptly following the Closing Date.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Transferring Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the Valuation Date (as defined in paragraph 1.4), using the valuation procedures set forth in the DGHM Trust’s Declaration of Trust and the Transferring Fund’s then current prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

2.2 CALCULATION OF NUMBER OF ACQUIRING FUND SHARES. For purposes of the Reorganization, the net asset value per share of the Acquiring Fund Shares shall be equal to a Transferring Fund’ net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date.

2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Transferring Fund’s assets shall be equal to the number of full and fractional Transferring Fund Shares issued and outstanding on the Valuation Date.

2.4 DETERMINATION OF VALUE. All computations of value shall be made by Commonwealth Fund Accounting, Inc., the Transferring Fund’s accounting agent, in accordance with its regular practice in pricing the shares and assets of the Transferring Fund and confirmed by Commonwealth Fund Accounting, Inc., the Acquiring Fund’s accounting agent.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The Parties shall make respective best efforts to close the Reorganization (the “Closing”) on or before _______, 2013 (the “Closing Date”), unless the parties agree in writing otherwise. All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 4:00 p.m. Eastern time at the offices of Commonwealth Shareholder Services, Inc., or at such other time and/or place as the parties may agree.

3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring

Fund or the Transferring Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Transferring Fund is impracticable as mutually determined by the parties, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3 TRANSFER AGENT’S CERTIFICATE. The Transferring Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Transferring Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the DGHM Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Transferring Fund that such Acquiring Fund Shares have been credited to the corresponding Transferring Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

3.4 CUSTODIAN’S CERTIFICATE. The Transferring Fund’s Treasurer shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Transferring Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the corresponding Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Transferring Fund.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TRANSFERRING FUND. The Transferring Fund represents and warrant to the World Funds Trust, the Acquiring Fund and the Law Offices of John H. Lively & Associates, Inc. as follows:

(a) The Transferring Fund is a separate investment series of the DGHM Trust, a business trust duly organized, validly existing and in good standing under the laws of the state of Delaware.

(b) The Transferring Fund is separate investment series of the DGHM Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, is in full force and effect.

(c) The current prospectus and statement of additional information of the Transferring Fund conforms in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Transferring Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in a violation of any provision of federal law (including the 1940 Act), Delaware Law, the DGHM Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Transferring Fund are a party or by which they are bound.

(e) The Transferring Fund have no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

(f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Transferring Fund or any of their respective properties or assets, which, if adversely determined, would materially and adversely affect their financial condition, the conduct of their business, or the ability of the Transferring Fund to carry out the transactions contemplated by this Agreement. The Transferring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g) At the Closing date, all audited financial statements of the Transferring Fund at February 28, 2013 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Transferring Fund as of such date, and there are no known contingent liabilities of the Transferring Fund as of such date not disclosed therein.

(h) Since February 28, 2013, there has not been any material adverse change in the Transferring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Transferring Funds of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Transferring Fund shall not constitute a material adverse change.

(i) At the Closing Date, all federal and other tax returns and reports of the Transferring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Transferring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns. To the best of the Transferring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to those returns. The Transferring Fund is in compliance in all material respects with all applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder.

(j) For each taxable year of its operation, including the current year, the Transferring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains. The Transferring Fund will continue to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for their current taxable year. The Transferring Fund have not at any time since their respective inceptions been liable for, and are not now liable for, any material income or excise tax pursuant to Code sections 852 or 4982. The

Transferring Fund has had no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply

(k) All issued and outstanding shares of the Transferring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Transferring Fund. All of the issued and outstanding shares of the Transferring Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Transferring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Transferring Fund’s shares, nor is there outstanding any security convertible into any of the Transferring Fund’s shares.

(l) At the Closing Date, the Transferring Fund or its nominee will have good and marketable title to the Transferring Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary actions on the part of the Transferring Fund and, subject to approval by the Transferring Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Transferring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information furnished by the Transferring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o) The Proxy Statement complies in all material respects with the Securities Exchange Act of 1934 (the “1934 Act”) and (only as it relates to the Transferring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(p) The Transferring Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business as a regulated investment company.

(q) The Transferring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in Code section 368(a)(3)(A)).

(r) Not more than 25% of the value of the Transferring Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the DGHM Trust, the Transferring Fund and the Law Offices of John H. Lively & Associates, Inc. as follows:

(a) The Acquiring Fund is a separate investment series of the World Funds Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Acquiring Fund is a separate investment series of the World Funds Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, is in full force and effect.

(c) The prospectus and statement of additional information, as of the Closing Date, of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of federal law (including the 1940 Act), Delaware Law, the World Funds Trust’s Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to the Transferring Fund and accepted by the Transferring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the World Funds Trust or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The World Funds Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date, if any, shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(g) The Acquiring Fund has not commenced operation; however, the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for the fiscal year in which the Reorganization occurs and intends to continue to meet all the requirements for that qualification and intends to distribute in each fiscal year all net investment income and realized capital gains.

(h) Before the Closing, there will be no (1) issued and outstanding Acquiring Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, (3)

securities convertible into any Acquiring Fund Shares, or (4) any other securities issued by the Acquiring Fund, except the Initial Shares.

(i) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the World Funds Trust, and this Agreement constitutes a valid and binding obligation of the World Funds Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(j) The Acquiring Fund Shares to be issued and delivered to the Transferring Fund, for the account of the Transferring Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(k) The information furnished by the World Funds Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

(l) The Acquiring Fund has provided the Transferring Fund with information reasonably necessary for the preparation of a proxy statement in compliance with the 1934 Act in connection with the meeting of the shareholders of the Transferring Fund to approve this Agreement and the transactions contemplated hereby. The Proxy Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(m) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(n) The World Funds Trust has filed a post-effective amendment to its registration statement on Form N-1 A, with the Commission, for the purpose of registering the Acquiring Fund as series of the World Funds Trust. The post-effective amendment will be effective on or before the Closing Date.

(o) Prior to the Closing, the Acquiring Fund will not have carried on any business activity and will have no assets or liabilities.

(p) No consideration other than Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

(q) The Acquiring Fund and World Funds Trust is not (and will not be) classified as a partnership, and instead is (and will be) classified as a corporation for federal tax purposes. The Acquiring Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; Acquiring Fund will each be a “fund” (as defined in Code section 851(g)(2), eligible for treatment under Code section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under Code sections 851 and 852; Acquiring Fund will meet the requirements of Subchapter M for qualification as a RIC, and will compute its federal income tax under Code Section 852, for its taxable year in which the Reorganization occurs; and Acquiring Fund intend to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax.

(r) There is no plan or intention for Acquiring Fund to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in Code section 851(g)(2)) following the Reorganization.

(s) Assuming the truthfulness and correctness of Transferring Fund’s representation and warranty in paragraph 4.1(r), immediately after the Reorganization (1) not more than 25% of the value of the Acquiring Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers.

(t) Immediately after the Effective Time, the Acquiring Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in Code section 368(a)(3)(A)).

(u) The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Transferring Fund Shares it actually or constructively surrenders in exchange therefor.

(v) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(w) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject.

(x) None of the compensation received by any Shareholder who or that is an employee of or service provider to Transferring Fund will be separate consideration for, or allocable to, any of the Transferring Fund Shares that Shareholder holds; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory or sub-advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services.

(y) No expenses incurred by Transferring Fund or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, the DGHM Trust, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Transferring Funds or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

(z) Immediately following consummation of the Reorganization, (1) the Shareholders will own all the Acquiring Fund Shares and will own those Shares solely by reason of their ownership of the Transferring Fund Shares immediately before the Reorganization and (2) Acquiring Fund will hold the same assets – except for assets used to pay the Funds’ expenses incurred in connection with the Reorganization – and be subject to the same liabilities that Transferring Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends and redemptions in the ordinary course of Transferring Fund’s business as an open-end regulated investment company, pursuant to Section 22(e) of the 1940 Act) Transferring Fund make immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.3 REPRESENTATIONS OF DALTON, GREINER, HARTMAN, MAHAR & CO. Dalton, Greiner, Hartman, Maher & Co., LLC represents and warrants to the DGHM Trust and a Transferring Fund as follows:

(a) Dalton, Greiner, Hartman, Maher & Co., LLC will release and hold harmless DGHM Trust, its trustees, officers, employees and service providers, including its administrator, custodian, accounting services agent, transfer agent, custodian, legal counsel, principal underwriter and independent registered public accounting firm and their respective trustees/directors, officers and employees from any and all adverse claims now existing or that have previously arisen, whether known or unknown.

(b) It will put into place, or arrange to have put in place, expense limitation arrangements with respect to the Acquiring Fund that will limit the total operating expenses of the Acquiring Fund to 1.50% for the DGHM All-Cap Value Fund and 0.98% for the DGHM V2000 SmallCap Value Fund for their respective share classes (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, if applicable, and expenses incurred under a shareholder servicing or administrative servicing plan, if applicable) through June 30, 2014.

ARTICLE V

COVENANTS OF THE ACQUIRING FUNDAND THE TRANSFERRING FUND

5.1 OPERATION IN ORDINARY COURSE. The Transferring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include distribution of customary dividends, distributions, and redemptions. The Acquiring Fund will not commence operation until the Closing Date.

5.2 APPROVAL BY SHAREHOLDERS. The DGHM Trust will call a meeting of the shareholders of the Transferring Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Transferring Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Transferring Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Transferring Fund shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the World Funds Trust and the DGHM Trust will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 LIQUIDITY DISTRIBUTION. As soon as is reasonably practical after the Closing, the Transferring Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF A TRANSFERRING FUND

The obligations of the Transferring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 (a) All representations and warranties of the World Funds Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Transferring Fund a certificate executed in its name by the World Funds Trust’s President or Vice President, in form and substance reasonably satisfactory to the Transferring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Transferring Fund shall reasonably request.

(b) The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Closing Date.

(c) The Transferring Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.2.

6.2 With respect to the Acquiring Fund, the DGHM Trust shall have received on the Closing Date an opinion from the Law Offices of John H. Lively & Associates, Inc., counsel to the World Funds Trust and the Acquiring Fund or local Delaware Counsel, dated as of the Closing Date, in a form reasonably satisfactory to the Transferring Fund, covering the following points:

(a) The Acquiring Fund is an investment series of a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and to such counsel’s knowledge, has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

(b) The Acquiring Fund is a series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) This Agreement has been duly authorized, executed, and delivered by the World Funds Trust on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Transferring Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d) Assuming that a consideration of not less than the net asset value of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Transferring Fund on behalf of the Transferring Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund have any statutory preemptive rights in respect thereof.

(e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the World Funds Trust’s Agreement and Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the World Funds Trust is a party or by which it or any of its properties may be bound, or to the knowledge of its counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the World Funds Trust or the Acquiring Fund is a party or by which it is bound.

(f) In the ordinary course of such counsel’s representation of World Funds Trust, and without having made any investigation, and except as otherwise disclosed, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the World Funds Trust or any of its properties or assets and the World Funds Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Proxy Statement.

(g) To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the World Funds Trust and the Acquiring Fund of the transaction contemplated herein, except as has and as may be obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of the Law Offices of John H. Lively & Associates, Inc. with the consent of the Transferring Fund’s appropriate to render the opinions expressed therein.

6.3 DGHM Trust and World Funds Trust shall have received an opinion of the Law Offices of John H. Lively & Associates, Inc. as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The transfer by the Transferring Fund of all of its assets to the corresponding Acquiring Funds in exchange for Acquiring Fund Shares, and the distribution of such shares to the Transferring Fund Shareholders, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368 of the Code and each Fund will be “a party to the reorganization” (within the meaning of Code section 368(b));

(b) No gain or loss will be recognized by the Transferring Fund as a result of such transactions except with respect to certain contracts described in Section 1256(b) of the Code and stock in passive foreign investment companies, as defined in Section 1297(a) of the Code;

(c) No gain or loss will be recognized by the Acquiring Fund as a result of such transactions;

(d) No gain or loss will be recognized by the shareholders of the Transferring Fund upon the distribution to them of Acquiring Fund Shares in exchange for their shares of the Transferring Fund;

(e) The basis of the Acquiring Fund Shares received by each shareholder of the Transferring Fund will be the same as the basis of the shareholder’s Transferring Fund Shares immediately prior to such transactions;

(f) The basis of the Transferring Fund Assets received by the Acquiring Funds will be the same as the basis of such assets in the hands of the Transferring Fund immediately prior to such transactions;

(g) A shareholder’s holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Transferring Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset; and

(h) The holding period of the Acquiring Fund with respect to the Transferring Fund Assets will include the period for which such Transferring Fund Assets were held by the Transferring Fund, provided that the Transferring Fund held such Transferring Fund Assets as capital assets.

No opinion will be expressed as to the effect of the Reorganization on: (i) the Transferring Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) the Transferring Fund or Acquiring Fund shareholders that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as the Law Offices of John H. Lively & Associates, Inc. may reasonably request, and the Transferring Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel, with the consent of the Transferring Fund, appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3.

6.4 The post-effective amendment on Form N-1A filed by the World Funds Trust with the Commission to register the Acquiring Fund as a series of the World Funds Trust is effective and no stop order has been issued by the Commission.

6.5 Subject to paragraph 6.4, as of the Closing Date with respect to the Reorganization of the Transferring Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement.

6.6 The DGHM Trust shall have received a letter of indemnification from Dalton, Greiner, Hartman, Maher & Co., LLC stating that it agrees to indemnify the DGHM Trust, its employees,

agents, trustees and officers (each, an “Indemnified Party”) against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other direct (but not indirect, special or consequential) expenses arising out of any shareholder litigation, Commission staff inquiries, investigations or Commission disciplinary action taken with respect to the Transferring Fund, or relating to or resulting from (i) the Reorganization; (ii) the management of a Transferring Fund by the Adviser or any sub-adviser; or (iii) the Adviser’s duties to the Transferring Fund under the Investment Advisory Agreement between the Trust and the Adviser or any related agreement, or the Investment Advisers Act of 1940, as amended, except to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses are a result of breach of the Agreement by an Indemnified Party or the negligence or willful misfeasance of the Indemnified Party, or such party’s reckless disregard of its obligations.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Transferring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Transferring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Transferring Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the DGHM Trust’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Transferring Fund shall have delivered to the Acquiring Fund a statement of the Transferring Fund’s assets and liabilities, together with a list of the Transferring Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the DGHM Trust.

7.3 The Transferring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Closing Date.

7.4 The Transferring Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.2.

7.5 With respect to the Transferring Fund, the World Funds Trust shall have received on the Closing Date an opinion of The Law Offices of John H. Lively & Associates, Inc., counsel to the DGHM Trust and the Transferring Fund or local Delaware Counsel, in a form reasonably satisfactory to the Acquiring Funds, covering the following points:

(a) The Transferring Fund is an investment series of the DGHM Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and to such counsel’s knowledge, has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

(b) The Transferring Fund is a series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) This Agreement has been duly authorized, executed and delivered by the DGHM Trust on behalf of the Transferring Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Transferring Fund enforceable against the Transferring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d) Assuming that a consideration therefore of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Transferring Fund’s registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Transferring Fund are legally issued and fully paid and non-assessable, and no shareholder of the Transferring Fund has any statutory preemptive rights in respect thereof.

(e) The Proxy Statement, to the knowledge of such counsel, is effective and no stop order under the 1933 Act pertaining thereto has been issued.

(f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the DGHM Trust’s Declaration of Trust or By-laws, or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Transferring Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the DGHM Trust or the Transferring Fund are a party or by which it is bound.

(g) In the ordinary course of such counsel’s representation of the DGHM Trust and without having made any investigation, and except as otherwise disclosed, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the DGHM Trust or any of its respective properties or assets and the DGHM Trust is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Proxy Statement.

(h) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the DGHM Trust and the Transferring Fund of the transaction contemplated herein, except such as have been obtained under the 1933 Act, 1934 Act and the 1940 Act, and as may be required under state securities laws.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of John H. Lively & Associates, Inc. or local Delaware counsel, with the consent of the Acquiring Fund, appropriate to render the opinions expressed therein.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF
THE ACQUIRING FUNDAND THE TRANSFERRING FUND TO CLOSE

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Transferring Fund or the Acquiring Fund, as the case may be, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Transferring Fund in accordance with the provisions of the DGHM Trust’s Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Transferring Fund may waive the conditions set forth in this paragraph 8.1 or in paragraph 6.3.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Transferring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Proxy Statement shall have become effective under the 1934 Act, and no stop orders suspending the effectiveness of the Proxy Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1934 Act. In addition, the registration statement on Form N-1A for the World Funds Trust, including the post-effective amendment to register the Acquiring Fund as a series of the World Funds Trust, shall be effective.

8.5 The Transferring Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Transferring Fund Shareholders all of each of the Transferring Fund’s investment company taxable income for all taxable periods, if any, ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods, if any, ending on the Closing Date (after reduction for any capital loss carryforward).

8.6 At any time before the Closing, either Fund may waive any of the foregoing conditions, if, in the judgment of its Board, such waiver will not have a material adverse effect on its shareholders’

interests. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Transferring Fund may waive receipt of the indemnity referred to in Article 6.6

8.7 Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party and its counsel.

ARTICLE IX

EXPENSES

9.1 The Funds will pay 70% of the costs and expenses incurred in connection with the Reorganization (including costs and expenses incurred in connection with the preparation and distribution of any proxy statement or other costs incurred in connection with the special meeting of Shareholders including the fees and expenses of counsel) in proportion to an allocation as amongst the Funds as determined by the Boards of Trustees of the DGHM Trust and the World Funds Trust. The remaining 30% of the costs and expenses incurred in connection with the Reorganization will be paid by Commonwealth Shareholder Services, Inc., the administrator to the DGHM Trust and the World Funds Trust.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Transferring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Transferring Fund. In addition, either the Acquiring Fund or the Transferring Fund may at their option terminate this Agreement at or prior to the Closing Date because:

(a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days;

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the DGHM Trust’s or the World Funds Trust’s Board of Trustees that the consummation of the Transaction contemplated herein is not in the best interest of the Transferring Fund or the Acquiring Fund.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the DGHM Trust or the World Funds Trust, or their respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trusts; provided, however, that following the meeting of shareholders of the Transferring Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Transferring Fund Shareholders under this Agreement to the detriment of such Transferring Fund Shareholders without their further approval. To the extent that it is subsequently determined that the Reorganization is not tax-exempt under the Code, the parties agree to work in good faith to amend this Agreement to ensure that the Reorganization is or remains tax-exempt.

ARTICLE XIII.

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to DGHM:

DGHM Investment Trust
565 Fifth Avenue, Suite 2101
New York, New York 10017
Attention: Tom Gibson

With copies (which shall not constitute notice) to:
The Law Offices of John H. Lively & Associates, Inc.
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211
Attention: John Lively

If to the World Funds Trust:

World Funds Trust
c/o The Commonwealth Companies,
8730 Stony Point Parkway Suite 205,
Richmond, Virginia 23235
Attention: Karen Shupe

With copies (which shall not constitute notice) to:
Law Offices of John H. Lively & Associates, Inc.
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211
Attention: John Lively

If to the Commonwealth Shareholder Services, Inc.:

Commonwealth Shareholder Services, Inc.
8730 Stony Point Parkway Suite 205,
Richmond, Virginia 23235
Attention: Karen Shupe

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW;
ASSIGNMENT; LIMITATION OF LIABILITY

14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

14.5 With respect to the DGHM Trust and the World Funds Trust, the names used herein refer respectively to the trusts created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents of each respective trust, which are hereby referred to and are also on file at the principal offices of each respective Trust. The obligations of each Trust entered into in the name or on behalf thereof by any of its Trustees, representatives or agents of the Trusts, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of that respective Trust personally, but bind only the trust property, and all persons dealing with the Transferring Fund and the Acquiring Fund must look solely to the trust property belonging to the Transferring Fund and the Acquiring Fund for the enforcement of any claims against the Transferring Fund and the Acquiring Fund, respectively.

14.6 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Transferring Fund contained in paragraph 6.6, shall survive the Closing.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

WORLD FUNDS TRUST ON BEHALF OF ITS SERIES PORTFOLIOS, DGHM ALL-CAP VALUE FUND AND DGHM V2000 SMALLCAP VALUE FUND
By: _______________________________
Name: John Pasco, III Title: President
DGHM TRUST ON BEHALF OF ITS SERIES PORTFOLIOS, DGHM ALL-CAP VALUE FUND AND DGHM V2000 SMALLCAP VALUE FUND
By: _______________________________
Name: Jeffrey C. Baker Title: President
DALTON, GREINER, HARTMAN, MAHER & CO., LLC SOLELY WITH RESPECT TO SECTIONS 4.3 and 6.6
By: _______________________________
Name:
Title: President
COMMONWEALTH SHAREHOLDER SERVICES, INC. SOLELY WITH RESPECT TO SECTION 9.1

By: _______________________________
Name:
Title: President